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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form N-1A

                  REGISTRATION STATEMENT (NO. 2-27203) UNDER
                          THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.
                        Post-Effective Amendment No. 62

                                      and

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                               Amendment No. 63

                            VANGUARD EXPLORER FUND
        (Exact Name of Registrant as Specified in Declaration of Trust)

                     P.O. Box 2600 Valley Forge, PA 19482
                    (Address of Principal Executive Office)

                 Registrant's Telephone Number (610) 669-1000

                          R. Gregory Barton, Esquire
                                 P.O. Box 876
                            Valley Forge, PA 19482

  It is proposed that this filing become effective: on February 5, 1999, pur-suant to paragraph (b) of Rule 485.

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of securities under the Se-curities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. We filed our Rule 24f-2 notice for its fiscal year ended October 31, 1998, with the Commission on January 21, 1999.

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

                             VANGUARD EXPLORER FUND

                             CROSS REFERENCE SHEET

  Form N-1A
 Item Number                                        Location in Prospectus
  Item 1.    Front and Back Cover Pages............ Front and Back Cover Pages
  Item 2.    Risk/Return Summary: Investments,
             Risks, and Performance................ Fund Profile
  Item 3.    Risk/Return Summary: Fee Table........ Fee Table
  Item 4.    Investment Objectives, Principal
             Investment Strategies, and Related     A Word About Risk; Who
             Risks................................. Should Invest; Primary
                                                    Investment Strategies
  Item 5.    Management's Discussion of Fund
             Performance........................... Herein incorporated by reference to Registrant's
                                                    Annual Report to
                                                    Shareholders dated October
                                                    31, 1998 filed with the
                                                    Securities & Exchange
                                                    Commission's EDGAR system
                                                    on December 23, 1998
  Item 6.    Management, Organization, and Capital
             Structure............................. The Fund and Vanguard;
                                                    Investment Adviser
  Item 7.    Shareholder Information............... Share Price; Dividends,
                                                    Capital Gains, and Taxes;
                                                    Investing with Vanguard
  Item 8.    Distribution Arrangements............. Not Applicable
  Item 9.    Financial Highlights Information...... Financial Highlights
  Form N-1A                                         Location in Statement
 Item Number                                        of Additional Information
  Item 10.   Cover Page and Table of Contents...... Cover Page; Table of
                                                    Contents
  Item 11.   Fund History.......................... Description of the Trust
  Item 12.   Description of the Fund and its
             Investments and Risks................. Investment Policies;
                                                    Description of the Trust;
                                                    Fundamental Investment
                                                    Limitations
  Item 13.   Management of the Fund................ Management of the Trust
  Item 14.   Control Persons and Principal Holders
             of Securities......................... Management of the Trust
  Item 15.   Investment Advisory and Other          Investment Advisory
             Services.............................. Services
  Item 16.   Brokerage Allocation and Other
             Practices............................. Portfolio Transactions
  Item 17.   Capital Stock and Other Securities.... Description of the Trust
  Item 18.   Purchase, Redemption, and Pricing of
             Shares................................ Purchase of Shares;
                                                    Redemption of Shares; Share
                                                    Price
  Item 19.   Taxation of the Fund.................. Description of the Trust
  Item 20.   Underwriters.......................... Not Applicable
  Item 21.   Calculation of Performance Data....... Yield and Total Return
  Item 22.   Financial Statements.................. Financial Statements

Vanguard Explorer Fund

Prospectus
February 5, 1999

A Small-Company Stock Mutual Fund

     Contents

    1  Fund Profile                         11 Financial Highlights

    3  Additional Information               12 Investing with Vanguard

    3  A Word About Risk                    12 Services and Account Features

    3  Who Should Invest                    13 Types of Accounts

    4  Primary Investment Strategies        13 Buying Shares

    7  The Fund and Vanguard                15 Redeeming Shares

    7  Investment Advisers                  18 Transferring Registration

    9  Year 2000 Challenge                  18 Fund and Account Updates

    9  Dividends, Capital Gains, and Taxes  Glossary (inside back cover)

    10 Share Price

--------------------------------------------------------------------------------

    Why Reading This Prospectus Is Important

    This prospectus explains the objective, risks, and strategies of Vanguard Explorer Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

--------------------------------------------------------------------------------







Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   Fund Profile

   The following profile summarizes key features of Vanguard Explorer Fund.

   Investment Objective

   The Fund is a stock fund that seeks to provide long-term capital growth.

   Investment Strategies
   The Fund invests mainly in the stocks of small companies (which, at the time of purchase, typically have a market value of less than $1 billion). These companies tend to be unseasoned but are considered by the Fund's advisers to have superior growth potential. These companies often provide little or no dividend income.

   Primary Risks

   The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. The Fund focuses on the stocks of smaller companies. Such stocks have generally exhibited significant volatility due to several factors including smaller companies' less-certain prospects for growth and dividends. The Fund is also subject to:

   . Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from other asset classes or the overall stock market.

   . Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

   Performance/Risk Information

   The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                           [BAR GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                             Annual Total Returns
--------------------------------------------------------------------------------


            1989           9.37%
            1990          -10.8%
            1991           55.9%
            1992          13.02%
            1993          15.41%
            1994           0.54%
            1995           26.6%
            1996          14.04%
            1997          14.57%
            1998           3.52%
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 27.33% (quarter ending March 1991) and the lowest return for a quarter was -23.91% (quarter ending September 1990).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------

                                             1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
   Vanguard Explorer Fund                     3.52%        11.48%        13.07%
   Small Company Growth Fund Stock Index*    -2.22         11.61         12.79
--------------------------------------------------------------------------------
   *Russell 2000 Index from 1987 through July 1997; Small Company Growth Fund
    Stock Index thereafter.
--------------------------------------------------------------------------------

2

PLAIN TALK ABOUT
The Costs of Investing

   Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

PLAIN TALK ABOUT
Fund Expenses

   All mutual funds having operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Explorer Fund's expense ratio in fiscal year 1998 was 0.62%, or $6.20 per $1,000 of average net assets. The average growth equity mutual fund had expenses in 1997 of 1.53%, or $15.30 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.

   FEES AND EXPENSES
   The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1998.

   Shareholder Fees (fees paid directly from your investment)
   Sales Charge (Load) Imposed on Purchases:                              None
   Sales Charge (Load) Imposed on Reinvested Dividends:                   None
   Redemption Fees:                                                       None
   Exchange Fees:                                                         None


   Annual Fund Operating Expenses (expenses deducted from the
   Fund's assets)
   Management Expenses:                                                  0.58%
   12b-1 Distribution Fees:                                              None
   Other Expenses:                                                       0.04%
     Total Annual Operating Expenses:                                    0.62%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that the operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
            1 Year           3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
             $63              $199            $346             $774

     This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

                                                                               3
Additional Information
Dividends and Capital Gains                        Suitable for IRAs
Paid annually in December                          Yes

Investment Advisers                                Minimum Initial Investment
The Fund employs a multi-adviser approach:         $3,000; $1,000 for IRAs and
                                                   custodial accounts for minors

 . Granahan Investment Management, Inc.  Waltham,   Newspaper Abbreviation
  Mass., since 1990                                Explr
 . Wellington Management Company, LLP, Boston,
  Mass., since 1967                                Vanguard Fund Number
 . Chartwell Investment Partners, Berwyn, Pa.,      024
  since 1997
 . Vanguard Core Management Group, Valley Forge,    Cusip Number
  Pa., Since 1997                                  921926101

Inception Date                                     Ticker Symbol
December 11, 1967                                  VEXPX

Net Assets as of October 31, 1998
$2.20 billion

--------------------------------------------------------------------------------
A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Explorer Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Explorer Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

Look for this [GRAPHIC OF FLAG APPEARS HERE] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
--------------------------------------------------------------------------------

Who Should Invest

The Fund may be a suitable investment for you if:

 . You wish to add a fund that focuses on small and/or emerging companies to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
 . You are seeking growth of capital over the long term--at least five years.
 . You are not looking for dividend income.
 . You characterize your investment temperament as "aggressive."


                               PLAIN TALK ABOUT
                           Costs and Market-Timing

   Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.


   The Vanguard funds do not permit market-timing. Do not invest in this Fund if you are a market-timer.

4



                               PLAIN TALK ABOUT
                         Growth Funds and Value Funds

   Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.

   The Fund has adopted the following policies, among others, to discourage short-term trading:

 . The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

 . There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the Investing with Vanguard section).

 . The Fund reserves the right to stop offering shares at any time.

   Primary Investment Strategies

   This section explains the strategies that the investment advisers use in pursuit of the Fund's objective, long-term growth in capital. It also explains how the advisers implement these strategies. In addition, this section discusses several important risks--market risk, investment style risk, and manager risk--faced by investors in the Fund. The Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

   Market Exposure
   The Fund's primary strategy is to invest chiefly in the stocks of small-capitalization companies that offer strong growth potential. These companies typically provide little or no dividend income. The Fund may also invest in securities that are convertible to common stocks.

   [GRAPHIC OF FLAG APPEARS HERE] The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns con-

                               PLAIN TALK ABOUT
                            Large-Cap, Mid-Cap, and
                               Small-Cap Stocks

   Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a median market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a median market value of less than $1 billion.

   sist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                    U.S. Stock Market Returns (1926-1997)
--------------------------------------------------------------------------------
                           1 Year        5 Years       10 Years      20 Years
--------------------------------------------------------------------------------
Best                         53.9%         23.9%         20.1%         16.9%
Worst                       -43.3         -12.5          -0.9           3.1
Average                      13.0          10.5          10.9          10.9
--------------------------------------------------------------------------------

      The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. You can see, for example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for individual 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

      Keep in mind that Vanguard Explorer Fund focuses on the stocks of smaller companies. Small-cap stocks have historically been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including smaller companies' less-certain prospects for growth and dividends. For this reason and because Vanguard Explorer Fund's holdings are not identical to the S&P 500 Index or any other market index, the Fund's performance will not mirror the returns of any particular index.

     [GRAPHIC OF FLAG APPEARS HERE] The Fund is subject to investment style risk, which is the possibility that returns from stocks of small companies will trail returns from other asset classes or the overall stock market. As a group, small-capitalization stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods have, in the past, lasted for as long as several years.

   Security Selection
   Vanguard Explorer Fund employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's Board of Trustees decides the proportion of net assets to be managed by each adviser and it may change the proportions as circumstances warrant.

     The four advisers use active investment management methods, which means they buy and sell securities based on their judgments about companies and their financial prospects, the prices of the securities, and about the stock market and the economy in general.

     Each adviser uses different processes to select securities for its portion of the Fund's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.

     Granahan Investment Management, Inc. ("Granahan"), which is responsible for approximately 45% of the Fund's assets, groups securities into three categories as part of its selection process. The first category, "core growth,"emphasizes companies that have a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," comprises companies that offer unique products or technologies that may lead to new products or expansion into new markets. Granahan judges "pioneer" stocks based on the estimated growth potential compared to market value. The third category, "special value," includes companies that lack a record of strong growth but that, in the adviser's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks make up 50% to 75% of Granahan's share of Fund assets, with the other two categories at 10% to 25% each.

                               PLAIN TALK ABOUT
                             Fund Diversification

In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified funds have more than 50% of their assets invested in the stocks of just ten companies.

6

   Wellington Management Company, LLP ("WMC"), which is responsible for approximately 30% of the Fund's assets, uses research and analysis of individual companies to select stocks that it feels have exceptional growth potential relative to their valuation in the marketplace.

   WMC considers each stock individually before purchase, and continually monitors developments at these companies for comparison to WMC's expectations for growth. To help protect against risk, the portfolio is broadly diversified both by number of stocks and by exposure to a range of industries.

   Chartwell Investment Partners ("Chartwell"), which is responsible for approximately 10% of the Fund's assets, uses a research-driven process to choose stocks judged to have exceptional growth potential and to be selling at reasonable prices.

   After considering each stock individually before purchase, Chartwell constantly monitors characteristics of its Fund holdings as a group. In doing so, Chartwell uses computerized techniques to constantly evaluate its Fund's holdings.

   The fourth adviser, Vanguard Core Management Group, employs a "quantitative" investment approach. In other words, it uses computer techniques to select a sampling of stocks that, as a group, are expected to have returns and investment characteristics similar to the Small Company Growth Fund Stock Index, which is made up of stocks held by the nation's 25 largest small-company mutual funds. Vanguard Core Management Group is responsible for approximately 10% of the Fund's assets.

   The balance of Vanguard Explorer Fund's assets, about 5%, is held in cash reserves and managed by Vanguard, which invests in stock futures so that the cash reserve portion of the Fund may achieve performance similar to that of common stocks. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See below for more details on the Fund's policy on futures.

   The Fund is generally managed without regard to tax ramifications.

     [GRAPHIC OF FLAG APPEARS HERE] The Fund is subject to manager risk, which is the possibility that the advisers may do a poor job of selecting stocks.

   Turnover Rate
   Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 71%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

   Other Investment Policies and Risks
   Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.

     Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

     The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small

                               PLAIN TALK ABOUT
                                Turnover Rate

   Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.

                               PLAIN TALK ABOUT
                                 Derivatives

      A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


   price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

     The reasons for which the Fund will invest in futures and options are:

   . To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

   . To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

     The Fund may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.

   The Fund and Vanguard

   The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $420 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

   Investment Advisers

   The Fund uses four investment advisers, each of which independently manages a percentage of the Fund's assets subject to the control of the Trustees and officers of the Fund.

     Granahan Investment Management, Inc. ("Granahan"), 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan currently manages about $1.2 billion in assets.

     Granahan's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to its portion's average month-end assets for each quarter. In addition, Granahan's advisory fee is increased or decreased, based on cumulative investment performance of its portion of the Fund over a trailing 36-month period as compared to the cumulative total return of the Small Company Growth Fund Stock Index over the same period.

                               PLAIN TALK ABOUT
                     Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

8


                               PLAIN TALK ABOUT
                              The Fund's Advisers

   The individuals primarily responsible for Vanguard  Explorer Fund are:

     John J. Granahan, CFA, Founder and President of Granahan Investment Management, Inc.; in investment management since 1963 (with Granahan since
   1985); adviser to the Fund since 1990; B.S., St. Joseph's University; Graduate Fellow of Catholic University of America.

     Kenneth L. Abrams, Senior Vice President of Wellington Management Company, LLP; in investment management since 1982, with WMC since 1986, adviser to the Fund since 1994; B.A. and M.B.A., Stanford University.

     Edward N. Antoian, CFA, Partner and one of the founders of Chartwell Investment Partners; in investment management, managing equity funds, since 1984, cofounder of Chartwell in 1997, adviser to the Fund since 1997; B.S., State University of New York; M.B.A., University of Pennsylvania.

     George U. Sauter, Managing Director of Vanguard; in investment management since 1985, primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College; M.B.A., University of Chicago.

Note that this incentive/penalty fee structure will not be in full operation until August 1, 2000. Until then, Granahan's fee will be calculated using certain transition rules. (The incentive/penalty fee schedule and calculation process for the Fund since its inception are described in the Fund's Statement of Additional Information dated February 5, 1999.)

  Wellington Management Company, LLP ("WMC"), 75 State Street, Boston, MA 02109, was founded in 1928. WMC currently manages more than $185 billion in stock and bond portfolios, including 14 Vanguard funds.

  WMC's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to its portion's average month-end assets for each quarter. In addition, WMC's advisory fee is increased or decreased, based on cumulative investment performance of its portion of the Fund over a trailing 36-month period as compared to the cumulative total return of the Small Company Growth Fund Index over the same period.

  Note that this incentive/penalty fee structure will not be in full operation until August 1, 1999. Until then, the fee will be calculated using certain transition rules. (The incentive/penalty fee schedule and calculation process for the Fund since its inception are described in the Fund's Statement of Additional Information dated February 5, 1999.)

   Chartwell Investment Partners ("Chartwell"), 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, was founded in 1997. Chartwell currently manages about $2.1 billion in assets. Chartwell began managing a portion of the Fund's assets on August 1, 1997.

  Chartwell's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to its portion's average month-end assets for each quarter. In addition, Chartwell's advisory fee is increased or decreased, based on cumulative investment performance of its portion of the Fund over a trailing 36-month period as compared to the cumulative total return of the Small Company Growth Fund Index over the same period.

  Note that this incentive/penalty fee structure will not be in full operation until August 1, 2000. Until then, the fee will be calculated using certain transition rules. (The incentive/penalty fee schedule and calculation process for the Fund since its inception are described in the Fund's Statement of Additional Information dated February 5, 1999.)

  Vanguard Core Management Group (the "Group"), P.O. Box 2600, Valley Forge, PA 19482, began managing a portion of the Fund's assets on August 1, 1997. The Group provides investment advisory services to the Fund on an at-cost basis. The Group serves as investment adviser to several Vanguard funds. As of October 31, 1998, the Group managed about $126.9 billion in total assets.

  For the fiscal year ended October 31, 1998, the Fund paid the advisers an aggregate fee representing an effective annual rate of 0.18% of the Fund's average net assets. The Fund also paid an administrative fee to Vanguard representing 0.40% of the Fund's average net assets.

  The Fund has authorized the advisers to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

     In the interest of obtaining better execution of a transaction, the advisers may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for the advisers or as an additional adviser. However, any such change will be communicated to shareholders in writing.

   Year 2000 Challenge

   The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

     The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

     In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

     However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.


   Dividends, Capital Gains, and Taxes

   The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December.

     Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

   . The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.

PLAIN TALK ABOUT

 Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

10


   . Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

   . The Fund's advisers do not consider taxes when deciding to buy or sell securities. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities. Consequently, distributions may vary considerably from year to year.

   . If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

   . Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

     The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in the Fund.

     Important Note: By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.


   Share Price

   The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                          Total Assets - Liabilities
   Net Asset Value = -----------------------------------------
                         Number of Shares Outstanding

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

     A Note on Pricing: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is Explr.


   PLAIN TALK ABOUT
    "Buying a Dividend"

   Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

   Financial Highlights

   The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

-------------------------------------------------------------------------------------------------------------------
                                                                       Vanguard Explorer Fund
                                                                        Year Ended October 31,
                                                   ----------------------------------------------------------------
                                                     1998          1997          1996          1995          1994
-------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year                $62.31        $55.44        $51.05        $45.99        $49.37
-------------------------------------------------------------------------------------------------------------------
 Investment Operations
   Net Investment Income                              .21           .26           .26           .24           .16
   Net Realized and Unrealized Gain(Loss)
    on Investments                                  (6.82)         9.71          8.37          7.25          1.77
                                                   ----------------------------------------------------------------
    Total from Investment Operations                (6.61)         9.97          8.63          7.49          1.93
                                                   ----------------------------------------------------------------
 Distributions
   Dividends from Net Investment Income              (.25)         (.27)         (.24)         (.17)         (.14)
   Distributions from Realized Capital Gains        (5.85)        (2.83)        (4.00)        (2.26)        (5.17)
                                                   ----------------------------------------------------------------
    Total Distributions                             (6.10)        (3.10)        (4.24)        (2.43)        (5.31)
-------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Year                      $49.60        $62.31        $55.44        $51.05        $45.99
===================================================================================================================

 Total Return                                      -11.22%        18.93%        17.97%        17.46%         4.49%
===================================================================================================================

 Ratios/Supplemental Data
   Net Assets, End of Year (Millions)              $2,196        $2,550        $2,186        $1,476        $1,112
   Ratio of Total Expenses to
    Average Net Assets                              0.62%         0.62%         0.63%         0.68%         0.70%
 Ratio of Net Investment Income to
    Average Net Assets                              0.37%         0.45%         0.51%         0.52%         0.39%
 Turnover Rate                                        72%           84%           51%           66%           82%
===================================================================================================================

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT

                                 How to Read the
                           Financial Highlights Table

     The Fund began fiscal 1998 with a net asset value (price) of $62.31 per share. During the year, the Fund earned $.21 per share from investment income (interest and dividends). There was a decline of $6.82 per share in the value of investments held or sold by the Fund, resulting in a net decline of $6.61 from investment operations.
     Shareholders received $6.10 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.
     The earnings decline of $6.61 per share minus the distributions ($6.10 per share) resulted in a share price of $49.60 at the end of the year. This was a decrease of $12.71 per share (from $62.31 at the beginning of the year to $49.60 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -11.22% for the year.
     As of October 31, 1998, the Fund had $2.20 billion in net assets. For the year, its expense ratio was 0.62% ($6.20 per $1,000 of net assets); and its net investment income amounted to 0.37% of its average net assets. It sold and replaced securities valued at 72% of its net assets.


     "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

   12

   Investing with Vanguard
   Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?
    Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
    The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [GRAPHIC OF BOOK APPEARS HERE]. Please call us to request copies.


   Services and Account Features

   Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
   -----------------------------------------------------------------------------
   Telephone Redemptions (Sales and Exchanges)
   Automatically set up for this Fund unless you notify us otherwise.
   -----------------------------------------------------------------------------
   Vanguard Direct Deposit Service(TM) [GRAPHIC OF BOOK APPEARS HERE]
   Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
   -----------------------------------------------------------------------------
   Vanguard Automatic Exchange Service(TM) [GRAPHIC OF BOOK APPEARS HERE] Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
   -----------------------------------------------------------------------------
   Vanguard Fund Express(R) [GRAPHIC OF BOOK APPEARS HERE]
   Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
   -----------------------------------------------------------------------------
   Vanguard Dividend Express(TM) [GRAPHIC OF BOOK APPEARS HERE]
   Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
   -----------------------------------------------------------------------------
   Vanguard Tele-Account(R) 1-800-662-6273 (ON-BOARD) [GRAPHIC OF BOOK APPEARS
                                                       HERE]
   Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.
   -----------------------------------------------------------------------------
   Access Vanguard(TM) www.vanguard.com [GRAPHIC OF PC APPEARS HERE]
   You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:
   . Open a new account*.
   . Buy, sell, or exchange shares of most funds.
   . Change your name/address.
   . Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).
   * Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
   -----------------------------------------------------------------------------
   Investor Information Department: 1-800-662-7447 (SHIP) Text Telephone:
   1-800-952-3335
   Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
   -----------------------------------------------------------------------------
   Client Services Department: 1-800-662-2739 (CREW) Text Telephone:
   1-800-662-2738
   Call Vanguard for information on your account, account transactions, and account statements.
   -----------------------------------------------------------------------------
   Services for Clients of Vanguard's Institutional Division: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
   -----------------------------------------------------------------------------

   Types of Accounts

   Individuals and institutions can establish a variety of accounts with
   Vanguard.
   -----------------------------------------------------------------------------
   For One or More People

   Open an account in the name of one (individual) or more (joint tenants)
   people.
   -----------------------------------------------------------------------------
   For Holding Personal Trust Assets [GRAPHIC OF BOOK APPEARS HERE]

   Invest assets held in an existing personal trust.
   -----------------------------------------------------------------------------
   For Individual Retirement Accounts [GRAPHIC OF BOOK APPEARS HERE]

   Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
   -----------------------------------------------------------------------------
   For an Organization [GRAPHIC OF BOOK APPEARS HERE]

   Open an account as a corporation, partnership, endowment, foundation, or other entity.
   -----------------------------------------------------------------------------
   For Third-Party Trustee Retirement Investments

   Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
   -----------------------------------------------------------------------------
   Vanguard Prototype Plans

   Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   A Note on Investing with Vanguard Through Other Firms

   You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
   -----------------------------------------------------------------------------


   Buying Shares

   You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
   -----------------------------------------------------------------------------

   Minimum Investment to . . .

   open a new account
   $3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

   add to an existing account
   $100 by mail or exchange; $1,000 by wire.

   -----------------------------------------------------------------------------
   A Note on Low Balances

   The Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance falls below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.
   -----------------------------------------------------------------------------
   By Mail to . . . [GRAPHIC OF ENVELOPE APPEARS HERE]

   open a new account
   Complete and sign the application form and enclose your check.

   add to an existing account
   Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

   14

   Make your check payable to: The Vanguard Group-24
   All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

   First-class mail to:                           Express or Registered mail to:
   The Vanguard Group                             The Vanguard Group
   P.O. Box 2600                                  455 Devon Park Drive
   Valley Forge, PA 19482-2600                    Wayne, PA 19087-1815

   For clients of Vanguard's Institutional Division . . .

   First-class mail to:                           Express or Registered mail to:
   The Vanguard Group                             The Vanguard Group
   P.O. Box 2900                                  455 Devon Park Drive
   Valley Forge, PA 19482-2900                    Wayne, PA 19087-1815
   -----------------------------------------------------------------------------
   IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
   -----------------------------------------------------------------------------
   By Telephone to . . . [GRAPHIC OF PHONE APPEARS HERE]

   open a new account
   Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

   add to an existing account

   Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

   Vanguard Tele-Account                          Client Services
   1-800-662-6273                                 1-800-662-2739
   *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
   -----------------------------------------------------------------------------
   IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
   -----------------------------------------------------------------------------
   By Wire to Open a New Account or Add to an Existing Account [GRAPHIC APPEARS HERE]

   Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.

   Wire to:
   FRB ABA 021001088
   Marine Midland Bank, New York

   For credit to:
   Account: 000112046
   Vanguard Incoming Wire Account

   In favor of:
   Vanguard Explorer Fund-24
   [Account number, or temporary number for a new account]
   [Registered account owner/s]
   [Registered address]
   -----------------------------------------------------------------------------

    You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

    Keep in mind that if you buy or sell Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.
   -----------------------------------------------------------------------------
   A Note on Large Purchases

   It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.
   -----------------------------------------------------------------------------


   Redeeming Shares

   This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

   When Selling Shares:
   . Vanguard sends the redemption proceeds to you or a designated third party.* . You can sell all or part of your Fund shares at any time.

   *Proceeds sent to third parties require a signature guarantee; see footnote on page 17.

   When Exchanging Shares:
   . The redemption proceeds are used to purchase shares of a different Vanguard fund.
   . You must meet the receiving fund's minimum investment requirements.
   . Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

   In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.
   -----------------------------------------------------------------------------
   Note: Once a redemption is processed and a confirmation number given, the transaction cannot be canceled.
   -----------------------------------------------------------------------------

   How to Request a Redemption

   You can request a redemption (that is, either a sale or exchange of shares) from your Fund account in any one of three ways: online, by telephone, or by mail.
   -----------------------------------------------------------------------------
   Online Requests [GRAPHIC OF PC APPEARS HERE]

   Access Vanguard at www.vanguard.com

   You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
    Note: The Vanguard funds whose shares you cannot exchange online or by telephone are Vanguard U.S. Stock Index Funds, Vanguard Balanced Index Fund, Vanguard International Stock Index Funds, Vanguard REIT Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Growth and Income Fund. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
   -----------------------------------------------------------------------------
   Telephone Requests [GRAPHIC OF PHONE APPEARS HERE]

   All Account Types Except Retirement:

   Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

   16

   Retirement Accounts:
   You can exchange--but not sell--shares by calling Tele-Account or Client Services.

   Vanguard Tele-Account                   Client Services
   1-800-662-6273                          1-800-662-2739
   -----------------------------------------------------------------------------
   Special information: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
   -----------------------------------------------------------------------------
    We reserve the right to refuse a telephone redemption if the caller is unable to provide:

    x The ten-digit account number.
    x The name and address exactly as registered on the account.
    x The primary Social Security or employer identification number as registered on the account.
    x The Personal Identification Number, if applicable.
    Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
   -----------------------------------------------------------------------------
   A Note on Unusual Circumstances

   Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
   -----------------------------------------------------------------------------
   Mail Requests [GRAPHIC OF ENVELOPE APPEARS HERE]

   All Account Types Except Retirement:
   Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

   Vanguard Retirement Accounts:

   For information on how to request distributions from:
   . Traditional IRAs and Roth IRAs--call Client Services.
   . SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and
     Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

   Depending on your account registration type, additional documentation may be required.

   First-class mail to:                    Express or Registered mail to:
   The Vanguard Group                      The Vanguard Group
   P.O. Box 1120                           455 Devon Park Drive
   Valley Forge, PA  19482-1120            Wayne, PA 19087-1815

                                                                              17
   For clients of Vanguard's Institutional Division...

   First-class mail to:                    Express or Registered mail to:
   The Vanguard Group                      The Vanguard Group
   P.O. Box 2900                           455 Devon Park Drive
   Valley Forge, PA 19482-2900             Wayne, PA 19087-1815
   -----------------------------------------------------------------------------
   A Note on Large Redemptions

   It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.

    If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.
   -----------------------------------------------------------------------------

   Options for Redemption Proceeds

   You may receive your redemption proceeds in one of two ways: check, or exchange to another Vanguard fund.
   -----------------------------------------------------------------------------
   Check Redemptions

   Normally, Vanguard will mail your check within two business days of a redemption.
   -----------------------------------------------------------------------------
   Exchange Redemptions

   As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
   -----------------------------------------------------------------------------

   FOR OUR MUTUAL PROTECTION

   For your best interests and ours, Vanguard applies these additional requirements to redemptions.
   -----------------------------------------------------------------------------
   Request in "Good Order"

   All redemption requests must be received by Vanguard in "good order." This means that your request must include:
     x The Fund name and account number.
     x The amount of the transaction (in dollars or shares).
     x Signatures of all owners exactly as registered on the account (for mail requests).
     x Signature guarantees (if required).*
     x Any supporting legal documentation that may be required.
     x Any outstanding certificates representing shares to be redeemed.

   *For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

   Transactions are processed at the next-determined share price after Vanguard has received all required information.
   -----------------------------------------------------------------------------
   Limits on Account Activity

   Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
   * You may make no more than two substantive "round trips" through the Fund during any 12-month period.
   * Your round trips through the Fund must be at least 30 days apart.
   * The Fund may refuse a share purchase at any time, for any reason.
   * Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

   A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
   -----------------------------------------------------------------------------

18

   -----------------------------------------------------------------------------
   Return Your Share Certificates
   Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

   The Vanguard Group
   455 Devon Park Drive
   Wayne, PA 19087-1815
   -----------------------------------------------------------------------------
   All Trades Final
   Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.
   -----------------------------------------------------------------------------

   Transferring Registration

   You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

   First-class mail to:           Express or Registered mail to:
   The Vanguard Group             The Vanguard Group
   P.O. Box 1110                  455 Devon Park Drive
   Valley Forge, PA 19482-1110    Wayne, PA 19087-1815

   For clients of Vanguard's Institutional Division . . .

   First-class mail to:           Express or Registered mail to:
   The Vanguard Group             The Vanguard Group
   P.O. Box 2900                  455 Devon Park Drive
   Valley Forge, PA 19482-2900    Wayne, PA 19087-1815
   -----------------------------------------------------------------------------


   Fund and Account Updates

   Statements and Reports

   We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

     In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.
   -----------------------------------------------------------------------------
   Confirmation Statement
   Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
   -----------------------------------------------------------------------------
   Portfolio Summary
   Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   Fund Financial Reports
   Mailed in December and June for this Fund.
   -----------------------------------------------------------------------------
   Tax Statements
   Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
   -----------------------------------------------------------------------------
   Average Cost Review Statement
   Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
   -----------------------------------------------------------------------------

                     (This page intentionally left blank.)

   Glossary of Investment Terms

   Capital Gains Distribution

   Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

   Cash Reserves

   Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

   Common Stock

   A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

   Country Risk

   The possibility that events such as political or financial troubles or natural disasters will weaken a country's economy.

   Currency Risk

   The possibility that an American's foreign investment will lose money because of unfavorable currency exchange rate movements.

   Dividend Income

   Payment to shareholders of income from interest or dividends generated by a fund's investments.

   Dollar-Cost Averaging

   Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

   Expense Ratio

   The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

   Fund Diversification

   Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

   Investment Adviser

   An organization that makes the day-to-day decisions regarding a fund's investments.

   Mutual Fund

   An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

   Net Asset Value (NAV)

   The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

   Principal

   The amount of your own money you put into an investment.

   Securities

   Stocks, bonds, and other investment vehicles.


   Total Return

   A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

   Volatility

   The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

   Yield

   Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                       [LOGO OF THE VANGUARD GROUP APPEARS HERE]

                                          Post Office Box 2600
                                          Valley Forge, PA 19482-2600



      For More Information

      If you'd like more information about Vanguard Explorer Fund, the following documents are available free upon request:

      Annual/Semiannual Report to
      Shareholders

      Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

      Statement of Additional Information (SAI)
      The SAI provides more detailed information about the Fund.

      The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

      The Vanguard Group
      Investor Information
      Department
      P.O. Box 2600
      Valley Forge, PA 19482-2600

      Telephone:
      1-800-662-7447 (SHIP)

      Text Telephone:
      1-800-952-3335

      World Wide Web:
      www.vanguard.com

      E-mail:
      online@vanguard.com

      If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

      Client Services
      Department
      Telephone:
      1-800-662-2739 (CREW)

      Text Telephone:
      1-800-662-2738

      Information provided by the
      Securities and Exchange
      Commission (SEC)

      You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

      Fund's Investment Company Act
      file number: 811-1530




      (C) 1999 Vanguard Marketing
      Corporation, Distributor.
      All rights reserved.

      P024N-02/05/1999

Vanguard Explorer Fund

Participant Prospectus
February 5, 1999

A Small-Company Stock Mutual Fund


      Contents

    1 Fund Profile
    3 Additional Information
    3 A Word About Risk
    3 Who Should Invest
    4 Primary Investment Strategies
    7 The Fund and Vanguard
    7 Investment Advisers
    9 Year 2000 Challenge
    9 Dividends, Capital Gains, and Taxes
   10 Share Price
   11 Financial Highlights
   12 Investing with Vanguard
   12 Accessing Fund Information by Computer
   Glossary (inside back cover)

   -----------------------------------------------------------------------------

   Why Reading This Prospectus Is Important

   This prospectus explains the objective, risks, and strategies of Vanguard Explorer Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   Important Note

   This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

   -----------------------------------------------------------------------------




   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   Fund Profile

   The following profile summarizes key features of Vanguard Explorer Fund.

   Investment Objective
   The Fund is a stock fund that seeks to provide long-term capital growth.

   Investment Strategies
   The Fund invests mainly in the stocks of small companies (which, at the time of purchase, typically have a market value of less than $1 billion). These companies tend to be unseasoned but are considered by the Fund's advisers to have superior growth potential. These companies often provide little or no dividend income.

   Primary Risks
   The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. The Fund focuses on the stocks of smaller companies. Such stocks have generally exhibited significant volatility due to several factors including smaller companies' less-certain prospects for growth and dividends. The Fund is also subject to:

   . Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from other asset classes or the overall stock market.

   . Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

   Performance/Risk Information
   The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

   --------------------------------------------------------------------------
                              Annual Total Returns
   --------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]

           1989      9.37%
           1990    -10.80%
           1991     55.90%
           1992     13.02%
           1993     15.41%
           1994      0.54%
           1995     26.60%
           1996     14.04%
           1997     14.57%
           1998      3.52%
   --------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 27.33% (quarter ending March 1991) and the lowest return for a quarter was -23.91% (quarter ending September 1990).

   --------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
   --------------------------------------------------------------------------
                                             1 Year    5 Years    10 Years
   --------------------------------------------------------------------------
   Vanguard Explorer Fund                     3.52%     11.48%      13.07%
   Small Company Growth Fund Stock Index*    -2.22      11.61       12.79
   --------------------------------------------------------------------------
   *Russell 2000 Index from 1987 through July 1997; Small Company Growth Fund
    Stock Index thereafter.
   --------------------------------------------------------------------------

2

                               PLAIN TALK ABOUT

                            The Costs of Investing

   Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.


                               PLAIN TALK ABOUT

                                Fund Expenses

   All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Explorer Fund's expense ratio in fiscal year 1998 was 0.62%, or $6.20 per $1,000 of average net assets. The average growth equity mutual fund had expenses in 1997 of 1.53%, or $15.30 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.


   Fees and expenses

   The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1998.

   Shareholder Fees (fees paid directly from your investment)
   Sales Charge (Load) Imposed on Purchases:                                None
   Sales Charge (Load) Imposed on Reinvested Dividends:                     None
   Redemption Fees:                                                         None
   Exchange Fees:                                                           None

   Annual Fund Operating Expenses (expenses deducted from the Fund's assets)
   Management Expenses:                                                    0.58%
   12b-1 Distribution Fees:                                                 None
   Other Expenses:                                                         0.04%
     Total Annual Operating Expenses:                                      0.62%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that the operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

   -----------------------------------------------------------------------------
          1 Year         3 Years        5 Years        10 Years
   -----------------------------------------------------------------------------
            $63            $199           $346           $774
   -----------------------------------------------------------------------------

     This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

  Additional Information
  Dividends and Capital Gains
  Paid annually in December

  Investment Advisers

  The Fund employs a multi-adviser approach:

  . Granahan Investment Management, Inc., Waltham, Mass., since 1990

  . Wellington Management Company, LLP, Boston, Mass., since 1967

  . Chartwell Investment Partners, Berwyn, Pa., since 1997

  . Vanguard Core Management Group, Valley Forge, Pa., since 1997

  Inception Date
  December 11, 1967

  Net Assets as of October 31, 1998
  $2.20 billion

  Newspaper Abbreviation
  Explr

  Vanguard Fund Number
  024

  Cusip Number
  921926101

  Ticker Symbol
  VEXPX

================================================================================
  A Word About Risk

  This prospectus describes the risks you would face as an investor in Vanguard Explorer Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Explorer Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

     Look for this [GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

  Who Should Invest

  The Fund may be a suitable investment for you if:

  . You wish to add a fund that focuses on small and/or emerging companies to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.

  . You are seeking growth of capital over the long term--at least five years.

  . You are not looking for dividend income.

  . You characterize your investment temperament as "aggressive."


                                PLAIN TALK ABOUT

                             Costs and Market-Timing

    Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

    The Vanguard funds do not permit market-timing. Do not invest in this Fund if you are a market-timer.

4

                                PLAIN TALK ABOUT
                          Growth Funds and Value Funds

   Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. The Fund has adopted the following policies, among others, to discourage short-term trading:

 . The Fund reserves the right to reject any purchase request including exchanges from other Vanguard funds that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

 . There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the Investing with Vanguard section).

 . The Fund reserves the right to stop offering shares at any time.


   Primary Investment Strategies

   This section explains the strategies that the investment advisers use in pursuit of the Fund's objective, long-term growth in capital. It also explains how the advisers implement these strategies. In addition, this section discusses several important risks--market risk, investment style risk, and manager risk--faced by investors in the Fund. The Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

   Market Exposure
   The Fund's primary strategy is to invest chiefly in the stocks of small-capitalization companies that offer strong growth potential. These companies typically provide little or no dividend income. The Fund may also invest in securities that are convertible to common stocks.

   [GRAPHIC OF FLAG APPEARS HERE] The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns con-

                                PLAIN TALK ABOUT

                             Large-Cap, Mid-Cap, and
                                Small-Cap Stocks

   Stocks of publicly traded companies and mutual funds that hold these stocks can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a median market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a median market value of less than $1 billion.

   sist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                      U.S. Stock Market Returns (1926-1997)
--------------------------------------------------------------------------------
                         1 Year    5 Years   10 Years    20 Years
--------------------------------------------------------------------------------
   Best                  53.9%       23.9%     20.1%       16.9%
   Worst                -43.3       -12.5      -0.9         3.1
   Average               13.0        10.5      10.9        10.9
--------------------------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. You can see, for example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for individual 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1950 through 1954). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

     Keep in mind that Vanguard Explorer Fund focuses on the stocks of smaller companies. Small-cap stocks have historically been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including smaller companies' less-certain prospects for growth and dividends. For this reason and because Vanguard Explorer Fund's holdings are not identical to the S&P 500 Index or any other market index, the Fund's performance will not mirror the returns of any particular index.

   [GRAPHIC APPEARS HERE] The Fund is subject to investment style risk, which is the possibility that returns from stocks of small companies will trail returns from other asset classes or the overall stock market. As a group, small-capitalization stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods have, in the past, lasted for as long as several years.

   Security Selection
   Vanguard Explorer Fund employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's Board of Trustees decides the proportion of net assets to be managed by each adviser and it may change the proportions as circumstances warrant.

     The four advisers use active investment management methods, which means they buy and sell securities based on their judgments about companies and their financial prospects, the prices of the securities, and about the stock market and the economy in general.

     Each adviser uses different processes to select securities for its portion of the Fund's assets; however, each is committed to buying stocks of small companies that, in the adviser's opinion, have strong growth potential.

     Granahan Investment Management, Inc. ("Granahan"), which is responsible for approximately 45% of the Fund's assets, groups securities into three categories as part of its selection process. The first category, "core growth," emphasizes companies that have a well-known or established product and, as a result, have a proven record of growth and a strong market position. The second category, "pioneers," comprises companies that offer unique products or technologies that may lead to new products or expansion into new markets. Granahan judges "pioneer" stocks based on the estimated growth potential compared to market value. The third category, "special value," includes companies that lack a record of strong growth but that, in the adviser's view, are both undervalued in the market and likely to grow in the next few years. "Core growth" stocks make up 50% to 75% of Granahan's share of Fund assets, with the other two categories at 10% to 25% each.

                                   PLAIN TALK
                                      ABOUT

                              Fund Diversification

   In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified funds have more than 50% of their assets invested in the stocks of just ten companies.

6

     Wellington Management Company, LLP ("WMC"), which is responsible for approximately 30% of the Fund's assets, uses research and analysis of individual companies to select stocks that it feels have exceptional growth potential relative to their valuation in the marketplace.

     WMC considers each stock individually before purchase, and continually monitors developments at these companies for comparison to WMC's expectations for growth. To help protect against risk, the portfolio is broadly diversified both by number of stocks and by exposure to a range of industries.

     Chartwell Investment Partners ("Chartwell"), which is responsible for approximately 10% of the Fund's assets, uses a research-driven process to choose stocks judged to have exceptional growth potential and to be selling at reasonable prices.

     After considering each stock individually before purchase, Chartwell constantly monitors characteristics of its Fund holdings as a group. In doing so, Chartwell uses computerized techniques to constantly evaluate its Fund's holdings.

     The fourth adviser, Vanguard Core Management Group, employs a "quantitative" investment approach. In other words, it uses computer techniques to select a sampling of stocks that, as a group, are expected to have returns and investment characteristics similar to the Small Company Growth Fund Stock Index, which is made up of stocks held by the nation's 25 largest small-company mutual funds. Vanguard Core Management Group is responsible for approximately 10% of the Fund's assets.

     The balance of Vanguard Explorer Fund's assets, about 5%, is held in cash reserves and managed by Vanguard, which invests in stock futures so that the cash reserve portion of the Fund may achieve performance similar to that of common stocks. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See below for more details on the Fund's policy on futures.

     The Fund is generally managed without regard to tax ramifications.

[GRAPHIC OF FLAG APPEARS HERE] The Fund is subject to manager risk, which is the possibility that the advisers may do a poor job of selecting stocks.

   Turnover Rate
   Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 71%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

   Other Investment Policies and Risks
   Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.

     Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

     The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small

                                PLAIN TALK ABOUT

                                  Turnover Rate

   Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.

                                PLAIN TALK ABOUT

                                   Derivatives

   A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


   price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

     The reasons for which the Fund will invest in futures and options are:

   . To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

   . To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

     The Fund may, from time to time, take temporary defensive measures such as holding cash reserves without limit that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.


   The Fund and Vanguard

   The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $420 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


   Investment Advisers

   The Fund uses four investment advisers, each of which independently manages a percentage of the Fund's assets subject to the control of the Trustees and officers of the Fund.

     Granahan Investment Management, Inc. ("Granahan"), 275 Wyman Street, Waltham, MA 02154, is an investment advisory firm specializing in small-company stock investments. Founded in 1985, Granahan currently manages about $1.2 billion in assets.

     Granahan's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to its portion's average month-end assets for each quarter. In addition, Granahan's advisory fee is increased or decreased, based on cumulative investment performance of its portion of the Fund over a trailing 36-month period as compared to the cumulative total return of the Small Company Growth Fund Stock Index over the same period.


                                PLAIN TALK ABOUT

                      Vanguard's Unique Corporate Structure

   The Vanguard Group is truly a mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

8

                                PLAIN TALK ABOUT

                               The Fund's Advisers

   The individuals primarily responsible for Vanguard Explorer Fund are:

     John J. Granahan, CFA, Founder and President of Granahan Investment Management, Inc.; in investment management since 1963 (with Granahan since
   1985); adviser to the Fund since 1990; B.S., St. Joseph's University; Graduate Fellow of Catholic University of America.

     Kenneth L. Abrams, Senior Vice President of Wellington Management Company, LLP; in investment management since 1982, with WMC since 1986, adviser to the Fund since 1994; B.A. and M.B.A., Stanford University.

     Edward N. Antoian, CFA, Partner and one of the founders of Chartwell Investment Partners; in investment management, managing equity funds, since 1984, cofounder of Chartwell in 1997, adviser to the Fund since 1997; B.S., State University of New York; M.B.A., University of Pennsylvania.

     George U. Sauter, Managing Director of Vanguard; in investment management since 1985, primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College; M.B.A., University of Chicago.


     Note that this incentive/penalty fee structure will not be in full operation until August 1, 2000. Until then, Granahan's fee will be calculated using certain transition rules. (The incentive/penalty fee schedule and calculation process for the Fund since its inception are described in the Fund's Statement of Additional Information dated February 5, 1999.)

     Wellington Management Company, llp ("WMC"), 75 State Street, Boston, MA 02109, was founded in 1928. WMC currently manages more than $185 billion in stock and bond portfolios, including 14 Vanguard funds.

     WMC's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to its portion's average month-end assets for each quarter. In addition, WMC's advisory fee is increased or decreased, based on cumulative investment performance of its portion of the Fund over a trailing 36-month period as compared to the cumulative total return of the Small Company Growth Fund Index over the same period.

     Note that this incentive/penalty fee structure will not be in full operation until August 1, 1999. Until then, the fee will be calculated using certain transition rules. (The incentive/penalty fee schedule and calculation process for the Fund since its inception are described in the Fund's Statement of Additional Information dated February 5, 1999.)
   Chartwell Investment Partners ("Chartwell"), 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312, was founded in 1997. Chartwell currently manages about $2.1 billion in assets. Chartwell began managing a portion of the Fund's assets on August 1, 1997.

     Chartwell's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to its portion's average month-end assets for each quarter. In addition, Chartwell's advisory fee is increased or decreased, based on cumulative investment performance of its portion of the Fund over a trailing 36-month period as compared to the cumulative total return of the Small Company Growth Fund Index over the same period.

     Note that this incentive/penalty fee structure will not be in full operation until August 1, 2000. Until then, the fee will be calculated using certain transition rules. (The incentive/penalty fee schedule and calculation process for the Fund since its inception are described in the Fund's Statement of Additional Information dated February 5, 1999.)

     Vanguard Core Management Group (the "Group"), P.O. Box 2600, Valley Forge, PA 19482, began managing a portion of the Fund's assets on August 1, 1997. The Group provides investment advisory services to the Fund on an at-cost basis. The Group serves as investment adviser to several Vanguard funds. As of October 31, 1998, the Group managed about $126.9 billion in total assets.

     For the fiscal year ended October 31, 1998, the Fund paid the advisers an aggregate fee representing an effective annual rate of 0.18% of the Fund's average net asests. The Fund also paid an administrative fee to Vanguard representing 0.40% of the Fund's average net assets.

     The Fund has authorized the advisers to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

     In the interest of obtaining better execution of a transaction, the advisers may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. Also, the Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

     The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for the advisers or as an additional adviser. However, any such change will be communicated to shareholders in writing.


   Year 2000 Challenge

   The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

     The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

     In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

     However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.


   Dividends, Capital Gains, and Taxes

   The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.

     Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.


                                PLAIN TALK ABOUT

                                  Distributions

   As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

10

   Share Price

   The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                              Total Assets - Liabilities
          Net Asset Value = --------------------------------
                              Number of Shares Outstanding

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

     A Note on Pricing: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is Explr.

   Financial Highlights

   The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report along with the Fund's financial statements is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

------------------------------------------------------------------------------------------------------------------
                                                                  Vanguard Explorer Fund
                                                                  Year Ended October 31,
                                          ------------------------------------------------------------------------
                                                   1998           1997          1996        1995          1994
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $ 62.31       $ 55.44       $ 51.05       $ 45.99       $ 49.37
------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                              .21           .26           .26           .24           .16
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 (6.82)         9.71          8.37          7.25          1.77
                                                 -----------------------------------------------------------------
    Total from Investment Operations               (6.61)         9.97          8.63          7.49          1.93
                                                 -----------------------------------------------------------------
Distributions
  Dividends from Net Investment Income              (.25)         (.27)         (.24)         (.17)         (.14)
  Distributions from Realized Capital Gains        (5.85)        (2.83)        (4.00)        (2.26)        (5.17)
                                                 -----------------------------------------------------------------
    Total Distributions                            (6.10)        (3.10)        (4.24)        (2.43)        (5.31)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $49.60        $62.31        $55.44        $51.05        $45.99
==================================================================================================================

Total Return                                     -11.22%        18.93%        17.97%        17.46%         4.49%
==================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Year (Millions)              $2,196        $2,550        $2,186        $1,476        $1,112
  Ratio of Total Expenses to
    Average Net Assets                             0.62%         0.62%         0.63%         0.68%         0.70%
  Ratio of Net Investment Income to
    Average Net Assets                             0.37%         0.45%         0.51%         0.52%         0.39%
  Turnover Rate                                      72%           84%           51%           66%           82%
==================================================================================================================


     From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


                                PLAIN TALK ABOUT

                                 How to Read the
                           Financial Highlights Table

   The Fund began fiscal 1998 with a net asset value (price) of $62.31 per share. During the year, the Fund earned $.21 per share from investment income (interest and dividends). There was a decline of $6.82 per share in the value of investments held or sold by the Fund, resulting in a net decline of $6.61 from investment operations.

     Shareholders received $6.10 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The earnings decline of $6.61 per share minus the distributions ($6.10 per share) resulted in a share price of $49.60 at the end of the year. This was a decrease of $12.71 per share (from $62.31 at the beginning of the year to $49.60 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -11.22% for the year.

     As of October 31, 1998, the Fund had $2.20 billion in net assets. For the year, its expense ratio was 0.62% ($6.20 per $1,000 of net assets); and its net investment income amounted to 0.37% of its average net assets. It sold and replaced securities valued at 72% of its net assets.



   "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

12

Investing with Vanguard

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

 . If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

 . If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits exchange activity to no more than four substantive "round trips" through the Fund (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

  Before making an exchange to or from another fund available in your plan, consider the following:

 . Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

 . Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

 . Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

Accessing Fund Information by Computer

--------------------------------------------------------------------------------
Vanguard on the World Wide Web www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services;
an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

Glossary of Investment Terms

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Country Risk
The possibility that events such as political or financial troubles or natural disasters will weaken a country's economy.

Currency Risk
The possibility that an American's foreign investment will lose money because of unfavorable currency exchange rate movements.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Dollar-Cost Averaging
Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Fund Diversification
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

Investment Adviser
An organization that makes the day-to-day decisions regarding a fund's investments.

Mutual Fund
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Principal
The amount of your own money you put into an investment.

Securities
Stocks, bonds, and other investment vehicles.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                       [LOGO OF THE VANGUARD GROUP APPEARS HERE]


                                          Institutional Division
                                          Post Office Box 2900
                                          Valley Forge, PA 19482-2900


For More Information
If you'd like more information about Vanguard Explorer Fund, the following documents are available free upon request:

Annual/Semiannual Report to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

The Vanguard Group
Participant Services Center
P.O. Box 2900
Valley Forge, PA 19482-2900

Telephone:
1-800-523-1188

Text Telephone:
1-800-523-8004

World Wide Web:
www.vanguard.com

E-mail:
online@vanguard.com

Information provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act file number: 811-1530



(C) 1999 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

                                    PART B

                            VANGUARD EXPLORER FUND
                                 (the "Trust")

                      STATEMENT OF ADDITIONAL INFORMATION
                               February 5, 1999

  This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated February 5, 1999). To obtain the Pro-spectus, and the Annual Report to Shareholders, containing the Fund's finan-cial statements, which are hereby incorporated by reference, please call:

                        Investor Information Department
                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Description of the Trust...................................................  B-1
Investment Policies........................................................  B-3
Purchase of Shares.........................................................  B-8
Redemption of Shares.......................................................  B-9
Share Price................................................................ B-10
Yield and Total Return..................................................... B-10
Fundamental Investment Limitations......................................... B-12
Management of the Trust.................................................... B-14
Investment Advisory Services............................................... B-17
Portfolio Transactions..................................................... B-25
Performance Measures....................................................... B-26
Financial Statements....................................................... B-29

                           DESCRIPTION OF THE TRUST

Organization

  The Trust was originally known as the Executive Fund, and was organized as a Delaware corporation in 1967. The Fund merged into a Maryland corporation in 1973, and was subsequently reorganized as a Delaware business trust in June 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard Explorer Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment compa-ny. It currently offers the following investor share class of funds: Vanguard Explorer Fund (the "Fund").

  The Fund has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

Service Providers

  Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records.

  Independent Accountants. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent accoun-tants. The accountants audit the Trust's financial statements and provide other related services.

  Transfer and Dividend-Paying Agent. The Fund's transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

Characteristics of the Trust's Shares

  Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or any of its funds. The Trust or any of its funds may be terminated by reorganization into another mu-tual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, the Trust and its funds will continue indefinitely.

  Shareholder Liability. The Trust is organized under Delaware law, which pro-vides that shareholders of a business trust are entitled to the same limita-tions of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remain-ing assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

  Dividend Rights. The shareholders of a fund are entitled to receive any div-idends or other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distribu-tions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

  Voting Rights. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a mate-rial degree the rights and preferences of the shares of any class or fund; or
(iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various cir-cumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a frac-tional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

  Liquidation Rights. In the event of liquidation, shareholders will be enti-tled to receive a pro rata share of the net assets of applicable funds of the Trust.

  Preemptive Rights. There are no preemptive rights associated with the Trust.

  Conversion Rights. There are no conversion rights associated with the Trust.

  Redemption Provisions. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Informa-tion.

  Sinking Fund Provisions. The Trust has no sinking fund provisions.

  Calls or Assessment. The Trust's shares are fully paid and non-assessable.

Tax Status of the Trust

  The Fund qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax sta-tus, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it will be subject to tax on its tax-able income at corporate rates, and all distributions from earnings and prof-its, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addi-tion, the Fund could be required to recognize unrealized gains, pay substan-tial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

  The following policies supplement the Trust's investment policies set forth in the Prospectus.

  Repurchase Agreements. The Fund may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A re-purchase agreement is an agreement under which the Fund acquires a money mar-ket instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the in-strument is held by the Fund and is unrelated to the interest rate on the un-derlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Trust's Board of Trustees will moni-tor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the credit-worthiness of any bank, broker, or dealer party to a repurchase agreement with the Fund.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the under-lying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's man-agement acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Lending of Securities

  The Fund may lend its portfolio securities to qualified institutional in-vestors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or complet-ing arbitrage operations. By lending its portfolio securities, the Fund at-tempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure of such loans must be consistent with the 1940 Act, and the Rules and Regulations or interpretations of the Securities and Exchange Com-mission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the se-curities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan is made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regu-latory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securi-ties within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust's Board of Trustees.

  At the present time, the Staff of the Commission does not object if an in-vestment company pays reasonable negotiated fees in connection with loaned se-curities, so long as such fees are set forth in a written contract and ap-proved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

  Vanguard Interfund Lending Program. The SEC has issued an exemptive order permitting the Fund to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in com-pliance with all conditions of the SEC's exemptive order.

  Temporary Investments. The Fund may take temporary defensive measures that are inconsistent with the Fund's normal investment strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objec-tives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In tak-ing such measures, the Fund may fail to achieve its investment objective.

Futures Contracts and Options

  The Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and under-lying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. As-sets committed to futures contracts will be segregated to the extent required by law.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold" or "selling" a contract pre-viously "purchased") in an identical contract to terminate the position. Brokerage commissions are in-curred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to the market daily. If the futures contract price changes to the ex-tent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of ex-cess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund ex-pects to earn interest income on its margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securi-ties it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Restrictions on the Use of Futures Contracts

  The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addi-tion, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would ex-ceed 20% of the Fund's total assets.

Risk Factors in Futures Transactions

  Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability of the Fund to hedge its portfolio effectively. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Advisers will incorrectly predict future market trends. However, be-cause the futures strategies of the Fund are engaged in only for hedging pur-poses, the Fund will not be subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by a fund does involve the risk of im-perfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom a fund has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Federal Tax Treatment of Futures Contracts

  The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the con-tract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecog-nized gains on related positions held by the Fund.

  In order for the Fund to continue to qualify for federal income tax treat-ment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities, and other income derived with respect to its business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualify-ing income for purposes of the 90% requirement.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transac-tions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

  Foreign Investments. As indicated in the Prospectus, the Fund may invest up to 20% of its assets in foreign securities and may engage in currency transac-tions with respect to such investments. Investors should recognize that in-vesting in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

  Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

  Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or ac-quisition of any forward contract, futures contract, option and similar finan-cial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules ap-plicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures con-tracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be inte-grated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign cur-rency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is an-ticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts Vanguard Explorer Fund may make or enter into will be sub-ject to the special currency rules described above.

  Country Risk. As foreign companies are not generally subject to uniform ac-counting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are gener-ally less liquid and more volatile than securities of comparable domestic com-panies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropria-tion or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

  Certain foreign governments levy withholding taxes against dividend and in-terest income. Although in some countries a portion of these taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since it seeks long-term capital appreciation and any income should be consid-ered incidental.

  Illiquid Securities. The Fund may invest up to 15% of its net assets in il-liquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's book.

  The Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

  If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While the Fund's in-vestment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the advis-er's decisions. Several factors the Board considers in monitoring these deci-sions include the valuation of a security, the availability of qualified in-stitutional buyers, and the availability of information about the security's issuer.

                              PURCHASE OF SHARES

  The purchase price of shares of the Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open for business. An order received prior to the close of the Exchange (generally 4:00 P.M. Eastern time) will be executed at the price computed on the date of receipt, and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ing of its shares, (ii) to reject purchase orders when in the judgment of man-agement such rejection is in the best interests of the Fund, and (iii) to re-duce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain fiduciary accounts such as em-ployee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

Trading Shares through Charles Schwab

  Each Fund has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions, Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf subject to those terms and condi-tions. Under this arrangement, the Fund will be deemed to have received a pur-chase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with each Fund's instructions. Cus-tomer orders that are properly transmitted to each Fund by Schwab, or if ap-plicable, Schwab's authorized designee, will be priced as follows.

  Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders re-ceived by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

                             REDEMPTION OF SHARES

  The Trust may suspend redemption privileges or postpone the date of payment
(i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practi-cable for the Fund to dispose of securities owned by it, or fairly to deter-mine the value of its assets, and (iii) for such other periods as the Commis-sion may permit.

  No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the Fund's portfolio securities.

  If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribu-tion in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of re-demptions.

  Signature Guarantees. To protect your account, the Fund, and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of a person who has autho-rized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s); and
(2) share transfer requests. These requirements are not applicable to redemp-tions in Vanguard's prototype plans except in connection with: (1) distribu-tions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and
(3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.

  Signature guarantees can be obtained from a bank, broker, or any other guar-antor that Vanguard deems acceptable. Notaries public are not acceptable guar-antors.

  The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter of stock power.

                                  SHARE PRICE

  The Fund's share price, or "net asset value" per share, is calculated by di-viding the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

  Portfolio securities for which market quotations are readily available (which include those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the ex-change where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Short term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premi-um, which approximates market value.

  Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of se-curities as well as any developments related to specific securities.

  Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of a Fund's investment oc-cur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

  In determining the Fund's net asset value per share, all assets and liabili-ties initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quota-tions are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

  Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect the fair value.

  The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                            YIELD AND TOTAL RETURN

  The yield of the Vanguard Explorer Fund for the thirty-day period ended Oc-tober 31, 1998 was 0.45%.

  The average annual total returns for the Fund for the one-, five- and ten-year periods ending October 31, 1998, were -11.22% + 8.86% + 11.51%, respec-tively. Total return is computed by determining the average compounded rates of return over the one-, five-, and ten-year periods set forth above that would equate an initial amount invested at the beginning of the pe-riod to the ending redeemable value of the investment.

Average Annual Total Return

  Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quo-tations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

  Average annual total return is calculated by finding the average annual com-pounded rates of return of a hypothetical investment over such periods accord-ing to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)/1//n-1

    Where:
        T =average annual total return
        P =a hypothetical initial investment of $1,000 n = number of years
        ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Cumulative Total Return

  Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were rein-vested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) -1

    Where:
        C =cumulative total return
        P = a hypothetical initial investment of $1,000
        ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

SEC Yields

  Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by di-viding the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b)/cd+1)/6/-1]


    Where:
        a =dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c=the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

                      FUNDAMENTAL INVESTMENT LIMITATIONS

  The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the hold-ers of a majority of the Fund's outstanding voting shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Fund's net asset value, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value.

  Borrowing. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

  Commodities. The Fund may not invest in commodities, except that the Fund may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

  Diversification. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one is-suer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

  Illiquid Securities. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are il-liquid.

  Industry Concentration. The Fund may not invest more than 25% of its total assets in any one industry.

  Investing for Control. The Fund may not invest in a company for the purpose of controlling its management.

  Investment Companies. The Fund may not invest in any other investment compa-ny, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objec-tives and investment policies consistent with those of the Fund.

  Loans. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, lending its portfolio securi-ties, or through Vanguard's interfund lending program.

  Margin. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to com-modities.

  Pledging assets. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

  Real Estate. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds se-cured by real estate.

  Senior securities. The Fund may not issue senior securities, except in com-pliance with the 1940 Act.

  Underwriting. The Fund may not engage in the business of underwriting secu-rities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

  None of these limitations prevents the Fund from participating in The Van-guard Group ("Vanguard"). Because the Trust is a member of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Trust" for more information.

  The investment limitations set forth above are considered at the time in-vestment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                            MANAGEMENT OF THE TRUST

Officers and Trustees

  The Officers of the Trust manage its day-to-day operations and are responsi-ble to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its Officers. The following is a list of the Trustees and Of-ficers of the Trust and a statement of their present positions and principal occupations during the past five years. As a group, the Trust's Trustees and Officers own less than 1% of the outstanding shares of the Trust. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*
Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer, &
Trustee*
Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Commit-tee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Re-search Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Direc-tor of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/ Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Prod-ucts Company).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gam-ble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Explora-tion Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chair-man and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Prod-ucts); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
--------
*Officers of the Trust are "interested persons" as defined in the Investment Company Act of 1940.

The Vanguard Group

  The Trust is a member of The Vanguard Group of Investment Companies, which consists of more than 35 investment companies (the "Trusts"). Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Trust, and the other Trusts in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to some of the Vanguard Trusts.

  Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Trusts and also furnishes the Trusts with necessary office space, furnishings, and equipment. Each Trust pays its share of Vanguard's total expenses, which are allocated among the funds under procedures approved by the Board of Trustees of each Trust. In addition, each Trust bears its own direct expenses, such as legal, auditing, and custodian fees.

  The Trust's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Trusts.

  Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.

  Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Trusts. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (a) each Vanguard Fund may be called upon to invest up to .40% of its current net assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard Fund may contribute to Vanguard's capitalization. The amounts which each of the Trusts has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At October 31, 1998, Vanguard Explorer Fund had contributed capital of $406,000 to Vanguard, representing 0.02% of the Fund's net assets and 0.6% of Vanguard's capitalization.

Management

  Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships;
(6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Trusts by third parties. During the fiscal year ended October 31, 1998, the Trust's share of Vanguard's actual net costs of opera-tion relating to management and administrative services (including transfer agency) totaled approximately $9,723,000.

Distribution

  Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the Trusts in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Trust, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remain-ing one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Trusts as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional na-ture shall exceed 125% of the average distribution expense rate for The Van-guard Group, and that no Fund shall incur annual distribution expenses in ex-cess of .20 of 1% of its average month-end net assets. During the fiscal year ended October 31, 1998, the Trust incurred approximately $637,000 of The Van-guard Group's distribution and marketing expenses, which represented an effec-tive annual rate of .02 of 1% of the Trust's average net assets.

Investment Advisory Services

  Vanguard provides investment advisory services to the Trust and several other Vanguard Trusts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds and Trusts utilizing these services.

Trustee Compensation

  The individuals in the following table serve as Trustees of all Vanguard Trusts, and each Trust pays a proportionate share of the Trustees' compensa-tion. The Trusts employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Trusts.

  Independent Trustees. The Trusts compensate their independent Trustees--that is, the ones who are not also officers of the Trust--in three ways:

  . The independent Trustees receive an annual fee for their service to the Trusts, which is subject to reduction based on absences from scheduled Board meetings.

  . The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

  . Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

  "Interested" Trustees. The Trusts' interested Trustees--Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

  Compensation Table. The following table provides compensation details for each of the Trustees. For the Trust, we list the amounts paid as compensation and accrued as retirement benefits by the Trust for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of com-pensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fiscal year ended October 31, 1998.

                            VANGUARD EXPLORER FUND
                              COMPENSATION TABLE

                                         Pension or                  Total
                                         Retirement   Estimated   Compensation
                                          Benefits      Annual      From All
                            Aggregate    Accrued As    Benefits     Vanguard
                           Compensation Part of Trust    Upon    Trusts Paid to
Names of Trustees           From Trust    Expenses    Retirement  Trustees(1)
-----------------          ------------ ------------- ---------- --------------
John C. Bogle.............      --           --            --           --
John J. Brennan...........      --           --            --           --
Barbara Barnes
 Hauptfuhrer(2)...........     $707          $96       $15,000      $75,000
JoAnn Heffernan Heisen....     $236          $42       $15,000      $25,000
Robert E. Cawthorn(2).....     $412          $64       $ 6,000      $43,750
Bruce K. MacLaury.........     $740          $70       $12,000      $70,000
Burton G. Malkiel.........     $712          $69       $15,000      $75,000
Alfred M. Rankin, Jr......     $707          $50       $15,000      $75,000
John C. Sawhill...........     $707          $64       $15,000      $75,000
James O. Welch, Jr........     $707          $74       $15,000      $75,000
J. Lawrence Wilson........     $707          $53       $15,000      $75,000

--------
(1) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 36 Vanguard Trusts (35 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).
(2) Mr. Cawthorn and Mrs. Hauptfuhrer have retired from the Trust's Board, effective May 31, 1998 and December 31, 1998, respectively.

                         INVESTMENT ADVISORY SERVICES

  The Trust currently employs four separate investment advisers, each of whom manages the investment and reinvestment of a portion of the Trust's assets. Until February 28, 1990, when the Trust acquired the assets of Explorer II, Wellington Management Company, LLP was sole investment adviser to the Trust (then known simply as Explorer Fund), and Granahan Investment Management, Inc. served as sole investment adviser to Explorer II, the acquired Trust. Chartwell Investment Partners and The Vanguard Group Inc. were added as advis-ers on August 1, 1997.

  The proportion of the net assets of the Trust managed by each adviser was established by the Board of Trustees and may be changed in the future by the Board of Trustees as circumstances warrant. Investors will be advised of any substantive change in the proportions managed by each adviser. Because the Trust uses four advisers it is possible that the advisers would purchase or sell the same security at the same time. Such a situation might result in in-creased brokerage costs or adverse tax consequences to the Trust. The Board of Trustees monitors portfolio activity in order to minimize any possible adverse consequences.

Wellington Management Company, LLP

  The Trust has entered into an advisory agreement with Wellington Management Company, LLP ("WMC") under which WMC manages the investment and reinvestment of a portion of the Fund's assets (the "WMC Portfolio") and continuously re-views, supervises and administers the Fund's investment program with respect to those assets. As of October 31, 1998, WMC managed approximately 30% of the Fund's net assets. WMC discharges its responsibilities subject to the control of the Officers and Trustees of the Trust.

  WMC is a professional investment counseling firm which globally provides in-vestment services to investment companies, other institutions and individuals. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

  WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling cli-ents since 1960.

  Kenneth L. Abrams, Senior Vice President of WMC, serves as portfolio manager of the assets of the Trust assigned to WMC. Mr. Abrams has been employed by WMC for 13 years and has served as portfolio manager of the Trust since 1994.

  The Fund pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the WMC Portfolio for the quarter:

   Net Assets                                                              Rate
   ----------                                                              -----
   First $500 million..................................................... .250%
   Next $250 million...................................................... .200%
   Next $250 million...................................................... .150%
   Assets in excess of $1 billion......................................... .100%

  The Basic Fee, as provided above, shall be increased or decreased by apply-ing an incentive/penalty fee adjustment based on the investment performance of the WMC Portfolio relative to the investment performance of the Small Company Growth Fund Stock Index (the "Index")(1).

  The following table sets forth the adjustment factors to the base advisory fee payable by the Fund to WMC under this investment advisory agreement:

                              CUMULATIVE 36-MONTH
                         PERFORMANCE VERSUS THE INDEX

                                                                Performance Fee
                                                                 Adjustment(2)
                                                               -----------------
Trails by -12% or more........................................ -0.50 X Basic Fee
Trails by more than -6% up to -12%............................ -0.25 X Basic Fee
Trails/exceeds from -6% through 6%............................  0.00 X Basic Fee
Exceeds by more than 6% but less than 12%..................... +0.25 X Basic Fee
Exceeds by 12% or more........................................ +0.50 X Basic Fee

--------
(1) For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against the Fund's average net assets over the same time period that performance is measured.
(2) Prior to July 31, 1997, WMC's fees were calculated by using the Russell 2000 Index as a performance benchmark. Beginning with the quarter-ending October 31, 1997, the "new" benchmark (Small Company Growth Fund Stock Index) has been phased in over a 36-month period by calculating WMC's incentive/penalty fee based on the linked performance of new and old benchmarks.

  For the purpose of determining the fee adjustment for investment perfor-mance, as described above, the net assets of the WMC Portfolio shall be aver-aged over the same period as the investment performance of the WMC Portfolio and the investment record of the Index are computed.

  Under the rules of the Securities and Exchange Commission, and as a result of a prior advisory agreement dated August 1, 1996, the current incentive/penalty fee will not be fully operable until the quarter ending July 31, 1999. Until that date, a "blended" fee rate consisting of varying percent-ages of (i) the performance adjustment based on the schedule set forth above (the "current rate"), and (ii) the performance adjustment based on the sched-ule set forth in the Trust's previous investment advisory agreement with WMC(1) (the "previous rate") shall be used as follows:

      1. Quarter Ending April 30, 1997. The incentive/penalty fee was cal-culated as the sum of 25% of the fee payable under the new rate plus 75% of the fee payable under the previous rate.

      2. Quarter Ending July 31, 1997. The incentive/penalty fee was calcu-lated as the sum of 33% of the fee payable under the new rate plus 67% of the fee payable under the previous rate.

      3. Quarter Ending October 31, 1997. The incentive/penalty fee was calculated as the sum of 41.6% of the fee payable under the new rate plus 58.4% of the fee payable under the previous rate.

      4. Quarter Ending January 31, 1998. The incentive/penalty fee was calculated as the sum of 50% of the fee payable under the new rate plus 50% of the fee payable under the previous rate.

      5. Quarter Ending April 30, 1998. The incentive/penalty fee was cal-culated as the sum of 58.4% of the fee payable under the new rate plus 41.6% of the fee payable under the previous rate.

      6. Quarter Ending July 31, 1998. The incentive/penalty fee was calcu-lated as the sum of 67% of the fee payable under the new rate plus 33% of the fee payable under the previous rate.

      7. Quarter Ending October 31, 1998. The incentive/penalty fee was calculated as the sum of 75% of the fee payable under the new rate plus 25% of the fee payable under the previous rate.

      8. Quarter Ending January 31, 1999. The incentive/penalty fee was calculated as the sum of 83.3% of the fee payable under the new rate plus 16.7% of the fee payable under the previous rate.

      9. Quarter Ending April 30, 1999. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the new rate plus 8.3% of the fee payable under the previous rate.

      10. Quarter Ending July 31, 1999. New rate fully operable.
--------
(1) The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .0375% per annum (.009375 of 1% per quarter) of the average month-end assets if the Fund's investment performance for the 36 months preceding the end of the quarter was between 6 and 12 percentage points above or below, respectively, the investment record of the Russell 2000 Small Company Stock Index and .075% per annum (.01875 of 1% per quarter) of the average month-end assets of the Fund if the Fund's investment performance for the 36 months preceding the end of the quarter was twelve percentage points or more above or below, respectively, the investment record of the Russell 2000 Small Company Stock Index.

  The investment performance of the WMC Portfolio for any period, expressed as a percentage of the "WMC Portfolio unit value" at the beginning of such peri-od, is the sum of: (i) the change in the WMC Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the WMC Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the WMC Portfolio.

  The "WMC Portfolio unit value" is determined by dividing the total net as-sets of the WMC Portfolio by a given number of units. Pursuant to the Trust's investment advisory agreement with WMC dated February 28, 1990, the number of units in the WMC Portfolio originally equaled the total shares outstanding of the Trust on that date. Subsequently, as assets have been added to or with-drawn from the WMC Portfolio, the number of units of the WMC Portfolio has been and shall continue to be adjusted based on the unit value of the WMC Portfolio on the day such changes are executed.

  The investment record of the Index or Russell 2000 for any period, expressed as a percentage of the Index or Russell 2000 at the beginning of such period, is the sum of (i) the change in the level of the Index or Russell 2000 during such period and (ii) the value, computed consistently with the Index or Rus-sell 2000, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index or Russell 2000. For this purpose, cash distributions on the securities which comprise the Small Company Growth Stock Index shall be treated as reinvested in the In-dex or Russell 2000 as applicable at least as frequently as the end of each calendar quarter following the payment of the dividend.

  For the purposes of determining the fee adjustment for investment perfor-mance, the net assets of the WMC Portfolio are averaged over the same period as the investment performance of the WMC Portfolio and the investment record of the linked return of the Russell 2000 and the Index is computed.

  Any computation of the investment performance of the WMC Portfolio and the investment record of the Russell 2000 and Indexes shall be subject to and in accordance with any then applicable rules of the Securities and Exchange Com-mission.

  During the fiscal years ended October 31, 1996, 1997, and 1998, the Fund paid WMC the following advisory fees:

                                                1996       1997        1998
                                             ---------- ----------  ----------
   Basic Fee................................ $1,922,594 $1,950,387  $1,647,928
   Increase (Decrease) for Performance
    Adjustment..............................      6,708    (89,408)   (288,253)
                                             ---------- ----------  ----------
     Total.................................. $1,929,302 $1,860,979  $1,359,675
                                             ========== ==========  ==========

  These fees were paid under a previous fee schedule that provided for a higher rate of fees.

                     GRANAHAN INVESTMENT MANAGEMENT, INC.

  On February 28, 1990, effective with the acquisition of the assets of Ex-plorer II, the Trust retained Granahan Investment Management, Inc. ("Granahan") as a second investment adviser. Under its advisory agreement with the Trust, Granahan manages the investment and reinvestment of a portion of the Fund's assets (the "Granahan Portfolio") and continuously reviews, super-vises and administers the Trust's investment program with respect to those as-sets. As of October 31, 1998, Granahan managed approximately 45% of the Trust's net assets. Granahan discharges its responsibilities subject to the control of the Officers and Trustees of the Trust.

  Granahan Investment Management, Inc., is an investment advisory firm spe-cializing in small company stock investments. Mr. John Granahan is the Presi-dent and major stockholder of Granahan Investment Management, Inc.

  The Fund pays Granahan a Basic Fee at the end of each fiscal quarter, calcu-lated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Granahan Portfolio for the quarter:

   Net Assets                                                              Rate
   ----------                                                              ----
   First $500 million..................................................... .300%
   Next $250 million...................................................... .200%
   Next $250 million...................................................... .150%
   Assets in excess of $1 billion......................................... .100%

  The Basic Fee paid to Granahan may be increased or decreased by applying an adjustment formula based on the investment performance of the net assets of the Granahan Portfolio. Such formula provides for an increase or decrease in Granahan's Basic Fee in an amount equal to .075% per annum (.01875 per quar-ter) of the average month-end net assets of the Granahan Portfolio if the in-vestment performance of the Granahan Portfolio for the thirty-six months pre-ceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Index for the same period; or by an amount equal to .0375% per annum (.009375 of 1% per quarter) if the investment performance of the Granahan Portfolio for such thirty-six months is six or more but less than twelve percentage points above or below, respective-ly, the investment record of the Index for the same period.(1) The incentive portion of the fee may be earned even if the performance of the Granahan Port-folio for the period is negative provided that the Portfolio's performance ex-ceeds the Index by the required percentage.

  The investment performance of the Granahan Portfolio for any period, ex-pressed as a percentage of the "Granahan Portfolio unit value" at the begin-ning of such period, is the sum of: (i) the change in the Granahan Portfolio unit value during such period; (ii) the unit value of the Fund's cash distri-butions from the Granahan Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date oc-curring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Trust for undistributed realized long-term capital gains realized from the Granahan Portfolio.

  The "Granahan Portfolio unit value" is determined by dividing the total net assets of the Granahan Portfolio by a given number of units. Pursuant to the Trust's investment advisory agreement with Granahan dated February 28, 1990, the number of units in the Granahan Portfolio originally equalled the total shares outstanding of the Fund on that date. Subsequently, as assets have been added to or withdrawn from the Granahan Portfolio, the number of units of the Granahan Portfolio has been, and shall continue to be, adjusted based on the unit value of the Granahan Portfolio on the day such changes are executed.

  The investment record of the Small Company Growth Fund Stock Index or Rus-sell 2000 for any period, expressed as a percentage of the Index or Russell 2000 at the beginning of such period, is the sum of (i) the change in the level of the Index or Russell 2000 during such period and (ii) the value, com-puted consistently with the Index or Russell 2000, of cash distributions hav-ing an ex-dividend date
--------
(1) Prior to July 31, 1997, Granahan's fees were calculated by using the Russell 2000 Index as a performance benchmark. Beginning with the quarter-ending October 31, 1997, the "new" benchmark (Small Company Growth Fund Stock Index) has been phased in over a 36-month period by calculating Granahan's incentive/penalty fee based on the linked performance of the new and old benchmarks.

occurring within such period made by companies whose securities comprise the Index or Russell 2000. For this purpose cash distributions on the securities which comprise the Index or Russell 2000 shall be treated as reinvested in the Index or Russell 2000, as applicable, at least as frequently as the end of each calendar quarter following the payment of the dividend.

  For the purposes of determining the fee adjustment for investment perfor-mance, the net assets of the Granahan Portfolio are averaged over the same pe-riod as the investment performance of the Granahan Portfolio and the invest-ment record of the linked return of the Russell 2000 and Index is computed.

  The Index shall not be fully operable as the performance benchmark used to determine Granahan's performance fee adjustment until the quarter ending July 31, 2000. Until that date, Granahan's performance fee adjustment shall be de-termined by linking the investment performance of the Index and that of the Russell 2000 Small Company Stock Index (the "Russell 2000") as follows:

    1. Quarter Ending October 31, 1997. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the eleven quarters ending July 31, 1997 with that of the Index for the quarter ending October 31, 1997.

    2. Quarter Ending January 31, 1998. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the ten quarters ending July 31, 1997 with that of the Index for the two quarters ending January 31, 1998.

    3. Quarter Ending April 30, 1998. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the nine quarters ending July 31, 1997 with that of the Index for the three quarters ending April 30, 1998.

    4. Quarter Ending July 31, 1998. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the eight quarters ending July 31, 1997 with that of the Index for the four quarters ending July 31, 1998.

    5. Quarter Ending October 31, 1998. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the seven quarters ending July 31, 1997 with that of the Index for the five quarters ending October 31, 1998.

    6. Quarter Ending January 31, 1999. Granahan's performance fee adjustment was determined by linking the investment performance of the Russell 2000 for the six quarters ending July 31, 1997 with that of the Index for the six quarters ending January 31, 1999.

    7. Quarter Ending April 30, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the five quarters ending July 31, 1997 with that of the Index for the seven quarters ending April 30, 1999.

    8. Quarter Ending July 31, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the four quarters ending July 31, 1997 with that of the Index for the eight quarters ending July 31, 1999.

    9. Quarter Ending October 31, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the three quarters ending July 31, 1997 with that of the Index for the nine quarters ending October 31, 1999.

    10. Quarter Ending January 31, 2000. Granahan's performance fee adjust-ment shall be determined by linking the investment performance of the Rus-sell 2000 for the two quarters ending July 31, 1997 with that of the Index for the ten quarters ending January 31, 2000.

    11. Quarter Ending April 30, 2000. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the quarter ending July 31, 1997 with that of the Index for the eleven quarters ending April 30, 2000.

    12. Quarter Ending July 31, 2000. The Index shall be fully operable.

  Any computation of the investment performance of the Granahan Portfolio and the investment record of the Russell 2000 shall be subject to and in accor-dance with any then applicable rules of the Securities and Exchange Commis-sion.

  During the fiscal years ended October 31, 1996, 1997 and 1998, the Fund paid Granahan the following advisory fees:

                                                1996       1997        1998
                                             ---------- ----------  ----------
   Basic Fee................................ $2,389,787 $2,532,966  $2,508,538
   Increase (Decrease) for Performance
    Adjustment..............................    386,752   (242,952)   (479,000)
                                             ---------- ----------  ----------
     Total.................................. $2,776,539 $2,290,014  $2,029,538
                                             ========== ==========  ==========

  These fees were paid under a previous fee schedule that provided for a higher rate of fees.

                         CHARTWELL INVESTMENT PARTNERS

  The Trust also employs Chartwell Investment Partners ("Chartwell") under an investment advisory agreement to manage the investment and reinvestment of ap-proximately 10% of the Fund's assets. Chartwell discharges its responsibili-ties subject to the control of the Officers and Trustees of the Trust.

  For the services provided by Chartwell under the advisory agreement the Fund will pay Chartwell a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Chartwell Portfolio for the quar-ter:

   Net Assets                                                              Rate
   ----------                                                              ----
   First $250 million..................................................... 0.40%
   Next $250 million...................................................... 0.30%
   Over $500 million...................................................... 0.20%

  Effective with the quarter ending July 31, 1998 the Basic Fee, as provided above, was increased or decreased by applying an incentive/penalty fee adjust-ment based on the investment performance of the Chartwell Portfolio relative to the investment performance of the Small Company Growth Fund Stock Index. The following table sets forth the fee payable by the Fund to Chartwell based upon the incentive/penalty adjustment:

   Three-Year Cumulative
   Performance Differential                                     Performance Fee
   Versus SCGFSI                                                  Adjustment*
   ------------------------                                    -----------------
   Trails by -12% or more..................................... -0.20 X Basic Fee
   Trails by more than -6% up to -12%......................... -0.10 X Basic Fee
   Trails/exceeds from -6 through +6..........................  0.00 X Basic Fee
   Exceeds by more than 6% but less than 12%.................. +0.10 X Basic Fee
   Exceeds by 12% of more..................................... +0.20 X Basic Fee

--------
* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate against the Fund's average net assets over the same time period which the performance is measured.

  Through the quarter ending July 31, 2000, the incentive/penalty fee for Chartwell will be calculated according to the following transition rules:

    (A) AUGUST 1, 1997 THROUGH APRIL 30, 1998. Beginning with the quarter ending October 31, 1997 and through the quarter ending April 30, 1998, there has been no Performance Fee Adjustment.

    (B) MAY 1, 1998 THROUGH JULY 31, 2000. Beginning with the quarter ending July 31, 1998 and through the quarter ending July 31, 2000, the Performance Fee Adjustment will be computed based upon a comparison of the investment performance of the Chartwell Portfolio and that of the Index over the num-ber of quarters that have elapsed between August 1, 1997 and the end of the quarter for which the fee is computed. During this period, the number of percentage points by which the investment performance of the Chartwell Portfolio must exceed or trail the investment performance of the Index at each Performance Fee Adjustment level shall be determined on the basis of a fraction applied to the performance differentials shown in the above table. For each quarter, this fraction shall equal the number of quarters elapsed since August 1, 1997 divided by twelve.

    (C) ON AND AFTER JULY 31, 2000. For the quarter ending July 31, 2000 and thereafter, the period used to calculate the Performance Fee Adjustment shall be the 36 months through the end of the quarter for which the fee is being computed and the number of percentage points used shall be as stated in the table above.

  The investment performance of the Fund, for any period, expressed as a per-centage of the "Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Portfolio Unit Value during such period;
(ii) the unit value of the Fund's cash distributions from the Fund's net in-vestment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of taxes paid including withholding taxes and capital gains taxes paid or accrued during such period by the Trust for undistributed realized long-term capital gains realized from the Fund.

  The "Portfolio Unit Value" will be determined by dividing the total net as-sets of the Fund by a given number of units. On the initial date of the agree-ment, the number of units in the Fund will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or withdrawn from the Fund, the number of units of the Fund will be adjusted based on the unit value of the Fund on the day such changes are executed.

  For the purposes of determining the incentive/penalty fee adjustment, the Fund's net assets will be averaged over the same time period as the investment performance of those assets and the investment record of the Small Company Growth Fund Stock Index are computed.

  For the period August 1, 1997 to October 31, 1997, and the fiscal year ended October 31, 1998, the Fund incurred Chartwell Investment Partners the follow-ing advisory fee:

                                                                 Fiscal year
                                           8/1/1997-10/31/1997 ended 10/31/1998
                                           ------------------- ----------------
   Basic Fee..............................      $202,329           $952,259
   Increase (Decrease) for Performance
    Adjustment............................             0            (71,146)
                                                --------           --------
     Total................................      $202,329           $881,113
                                                ========           ========

          DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

  The Trust's current agreements with WMC, Granahan and Chartwell will be re-newable for successive one year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval. An agreement is automatically terminated if assigned, and may be terminated with-out penalty at any time (1) either by vote of the Board of Trustees of the Fund on 60 days' written notice to the adviser, or (2) by the adviser upon 90 days' written notice to the Fund.

             MORE INFORMATION ON ADVISERS' INCENTIVE PENALTY FEES

  In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the 1940 Act to call the attention of trustees and investment advisers to certain factors which must be considered in connection with in-vestment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a trust and that of the particular index with which it is being compared. The Release provides that "preliminary stud-ies (of the SEC staff) indicate that as a "rule of thumb' the performance dif-ference should be at least P10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "be-cause of the preliminary nature of these studies, the Commission is not recom-mending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the trust-ees of a trust should satisfy themselves that the maximum performance adjust-ment will be made only for performance differences that can reasonably be con-sidered "significant." The Board of Trustees of Vanguard Explorer Fund has fully considered the SEC Release and believes that the performance adjustments as included in the above mentioned agreements are appropriate, although not within the P10 percentage point per year range suggested in the Release. Under the proposed investment advisory agreement between Vanguard Explorer Fund and Granahan, and Vanguard Explorer Fund and WMC, the maximum performance adjust-ment is made at a difference of P12 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately P4 percentage points difference per year.

                           THE VANGUARD GROUP, INC.

  Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to 10% of Vanguard Explorer Fund's assets, and any cash reserves held by the Fund. The Core Management Group employs a quantita-tive investment approach that uses computer techniques to track--and, if pos-sible, outperform--a specific market standard. For Explorer Fund, this market standard is the Small Company Growth Fund Stock Index, which is made up of stocks held by the nation's 25 largest small company funds.

  The Core Management Group also provides investment advisory services to sev-eral other Vanguard Trusts. The Core Management Group is supervised by the Of-ficers of the Trust.

  The Trust's Board of Trustees may, without the approval of shareholders, provide for:

    A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

    B. A change in the terms of an advisory agreement.

    C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

  Any such change will be communicated to the shareholders in writing.

                            PORTFOLIO TRANSACTIONS

  The Advisers are authorized (with the approval of the Trust's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Trust and direct the advisers to use their best efforts to obtain the best available price and most favorable exe-cution as to all transactions for the Fund. The Advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the cir-cumstances.

  In placing portfolio transactions, the Advisers will use their best judgment to choose the broker most capable of providing the brokerage services neces-sary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical infor-mation and provide other services in addition to execution services to the Fund and/or the Advisers. The Advisers consider such information useful in the performance of their obligations under the agreements but are unable to deter-mine the amount by which such services may reduce their expenses.

  The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Trust's Board of Trustees, the Advisers may cause the Trust to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Ad-visers to the Trust and the other Trusts in the Group.

  Currently, it is the Trust's policy that the Advisers may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. The Advisers will only pay such higher commis-sions if they believe this to be in the best interest of the Fund. Some bro-kers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Advisers and/or the Fund. However, the Advisers have informed the Trust that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

  During the fiscal years ended October 31, 1996, 1997 and 1998, the Fund paid $1,804,896, $3,057,037 and $3,023,496 in brokerage commissions, respectively.

  Some securities considered for investment by the Fund may also be appropri-ate for other Vanguard funds and/or clients served by the Advisers. If pur-chase or sale of securities consistent with the investment policies of the Fund and one or more of these other funds or clients served by the advisers are considered at or about the same time, transactions in such securities will be allocated among the several Trusts and clients in a manner deemed equitable by the Advisers.

                             PERFORMANCE MEASURES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies.

  The Trust may use one or more, either singularly or in a composite, of the following unmanaged indexes for comparative performance purposes:

  Small Company Growth Fund Stock Index--is composed of the various common stocks that are held in the 25 largest small company stock mutual funds, using year-end net assets, monitored by Morningstar, Inc. Under an agreement with the Trust, Morningstar, Inc. maintains the composition of the Index and its total return each quarter. Neither The Vanguard Group, Inc., WMC, Granahan nor Chartwell are affiliated with Morningstar in any way.

  Standard & Poor's 500 Composite Stock Price Index--contains the stocks of 500 of the largest domestic companies.

  Standard & Poor's MidCap 400 Index--is composed of 400 medium sized domestic stocks.

  Standard & Poor's 500/BARRA Value Index--consists of the stocks in the Stan-dard and Poor's 500 Composite Stock Price Index ("S&P 500") with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

  Standard & Poor's SmallCap 600/BARRA Value Index--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

  Standard & Poor's SmallCap 600/BARRA Growth Index--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

  Russell 1000 Value Index--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

  Wilshire 5000 Equity Index--consists of more than 7,000 common equity secu-rities, covering all stocks in the U.S. for which daily pricing is available.

  Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard & Poor's 500 Index.

  Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

  Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

  Salomon Brothers GNMA Index--includes pools of mortgages originated by pri-vate lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  Salomon Brothers High-Grade Corporate Bond Index--consists of publicly is-sued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  Lehman Long-Term Treasury Bond Index--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

  Merrill Lynch Corporate & Government Bond Index--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

  Lehman Corporate (BAA) Bond Index--all publicly offered fixed rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

  Lehman Brothers Long-Term Corporate Bond Index--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, non-convertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

  Bond Buyer Municipal Bond Index--is a yield index on current coupon high-grade general obligation municipal bonds.

  Standard & Poor's Preferred Index--is a yield index based upon the average yield of four high-grade, noncallable preferred stock issues.

  NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not in-clude income.

  Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  Composite Index--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

  Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

  Lehman Long-Term Corporate AA or Better Bond Index--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

  Lehman Brothers Aggregate Bond Index--is a market-weighted index that con-tains individually priced U.S. Treasury, agency, corporate, and mortgage pass through securities corporate rated BBB- or better. The index has a market value of over $4 trillion.

  Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities be-tween 1 and 5 years. The index has a market value of over $1.6 trillion.

  Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index-- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

  Lehman Brothers Long (10+) Government/Corporate Index--is a market-weighted index that contains individually priced U.S. Treasury, agency and corporate securities rated BBB- or better with maturities greater than 10 years. The in-dex has a market value of over $900 billion.

  Lipper Small Company Growth Fund Average--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper de-fines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average perfor-mance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Trusts that constituted the Group at its inception.)

  Russell 3000 Index--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

  Russell 2000 Stock Index--consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

  Lipper Balanced Fund Average--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  Lipper Non-Government Money Market Fund Average--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

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

  Lipper Government Money Market Fund Average--an industry benchmark of aver-age government money market funds with similar investment objectives and poli-cies, as measured by Lipper Analytical Services, Inc.

  Lipper General Equity Fund Average--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  Lipper Fixed Income Fund Average--an industry benchmark of average fixed in-come funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                             FINANCIAL STATEMENTS

  The Trust's audited Financial Statements for the year ended October 31, 1998, including the financial highlights for each of the five fiscal years in the period ended October 31, 1998, appearing in the Vanguard Explorer Fund 1998 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Trust's Annual Report to Shareholders, which may be obtained without charge.

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